Exhibit 3

POWER OF ATTORNEY

Tata Sons Limited
Tata Iron and Steel Company Limited
Tata Investment Corporation Limited
Tata Industries Limited
Tata Finance Limited
Tata International Limited
Ewart Investments Limited
Tata Chemicals Limited
Tata Tea Limited
Sir Ratan Tata Trust
Kalimati Investment Company Limited
Sir Dorabji Tata Trust
J R D Tata Trust
Af-Taab Investment Company Limited
Lady Tata Memorial Trust
Niskalp Investments & Trading Company Limited
J N Tata Endowment for the Higher Education of Indians
Rallis India Limited

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Mr F N Subedar and Mr R R Shastri individually as his attorney - in - fact, with the power of substitution for him in any and all capacities, to sign any amendments to the Schedule 13G attached hereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney - in - fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 14th day of February, 2005.

Tata Sons Limited
By	:	/s/ F N Subedar
Name	:	F N Subedar
Title	:	Senior Vice President, Finance & Company Secretary

Ewart Investments Limited
By	:	/s/ R R Shastri
Name	:	R R Shastri
Title	:	Company Secretary

The Tata Iron & Steel Company Limited
By	:	/s/ J C Bham
Name	:	J C Bham
Title	:	Company Secretary

Kalimati Investment Company Limited
By	:	/s/ Subash Sawant
Name	:	Subash Sawant
Title	:	Company Secretary

Tata Investment Corporation Limited
By	:	/s/ M J Kotwal
Name	:	M J Kotwal
Title	:	Executive Director & Secretary

Tata Industries Limited
By	:	/s/ N R Srinivasan
Name	:	N R Srinivasan
Title	:	General Manager, Legal & Deputy Company Secretary

Niskalp Investments & Trading Company Limited
By	:	/s/ Vinay B Lavanis
Name	:	Vinay B Lavanis
Title	:	Company Secretary

Tata Finance Limited
By	:	/s/ Nariman Khan
Name	:	Nariman Khan
Title	:	General Manager & Company Secretary

Tata Tea Limited
By	:	/s/ N A Soonawala
Name	:	N A Soonawala
Title	:	Director

Tata Chemicals Limited
By	:	/s/ B Renganathan
Name	:	B Renganathan
Title	:	Company Secretary

Sir Ratan Tata Trust
By	:	/s/ H D Malesra
Name	:	H D Malesra
Title	:	Secretary

Sir Dorabji Tata Trust
By	:	/s/ S N Batliwalla
Name	:	S N Batliwalla
Title	:	Secretary & Chief Accountant

J R D Tata Trust
By	:	/s/ S N Batliwalla
Name	:	S N Batliwalla
Title	:	Secretary & Chief Accountant

Rallis India Limited
By	:	/s/ P S Meherhomji
Name	:	P S Meherhomji
Title	:	Company Secretary

Lady Tata Memorial Trust
By	:	/s/ S N Batliwalla
Name	:	S N Batliwalla
Title	:	Secretary & Chief Accountant

Af-taab Investment Company Limited
By	:	/s/ P D Karkaria
Name	:	P D Karkaria
Title	:	Director

J N Tata Endowment for the Higher Education of Indians
By	:	/s/ S N Batliwalla
Name	:	S N Batliwalla
Title	:	Trustee